UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 19, 2014

ARDEN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	File Number 0-9904	95-3163136
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2020 S. Central Avenue, Compton, CA		90220
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 638-2842

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On February 19, 2014 (the “Closing Date”), Arden Group, Inc. (the “Company”) completed its merger (the “Merger”) with GRCY Acquisition, Inc. (“Merger Sub”), an indirect wholly-owned subsidiary of GRCY Holdings, Inc. (“Parent”), pursuant to the Agreement and Plan of Merger, dated December 20, 2013, by and among Parent, Merger Sub and the Company (the “Merger Agreement”). As a result of the Merger, the Company is now an indirect wholly-owned subsidiary of Parent. Parent is controlled by investment entities affiliated with TPG Capital, L.P. (“TPG”).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, the directors of the Company prior to the Merger were removed from the Company’s board of directors as of the effective time of the Merger. Following such removal, Carrie Wheeler and Paul Hackwell were elected to the board of directors of the Company.

In connection with the Merger, (i) Bernard Briskin was removed as chairman, president and chief executive officer of the Company, (ii) Brenda McDaniel was removed as senior vice president and assistant treasurer of the Company, (iii) Patricia Betance’s title was changed from assistant secretary to secretary and (iv) Robert McDougall was appointed president and chief executive officer of the Company, in each case, effective as of the filing of the Form 25 by NASDAQ Stock Market LLC on the Closing Date to delist and deregister the Class A Common Stock, par value $0.25 per share, of the Company.  The officers of the Company remained otherwise unchanged.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the effective time of the Merger, the certificate of incorporation and by-laws of the Company were amended and restated.

Copies of the amended and restated certificate of incorporation and amended and restated by-laws are attached hereto as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and are incorporated by reference into this Item 5.03.

Item 8.01 Other Events.

A copy of the press release issued by the Company on the Closing Date announcing the consummation of the Merger is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

The descriptions of the Merger and the transactions related to the Merger Agreement set forth above do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, which was filed by the Company as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 27, 2013, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amended and Restated Certificate of Incorporation of Arden Group, Inc.

3.2	Amended and Restated By-laws of Arden Group, Inc.

99.1	Press Release issued by the Company on February 19, 2014 announcing the consummation of the Merger.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARDEN GROUP, INC.

By:	/s/ Laura Neumann
Name:	Laura Neumann
Title:	Chief Financial Officer

Date: February 25, 2014

EXHIBIT INDEX

Exhibit Number	Reference
3.1	Amended and Restated Certificate of Incorporation of Arden Group, Inc.

3.2	Amended and Restated By-laws of Arden Group, Inc.

99.1	Press Release issued by the Company on February 19, 2014 announcing the consummation of the Merger.